Quarterly Holdings Report
for
Fidelity® Sustainable Multi-Asset Fund
June 30, 2025
MAF-NPRT3-0825
1.9904619.103
Bond Funds - 23.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	284,510	2,640,253
Fidelity Long-Term Treasury Bond Index Fund (a)	163,542	1,517,665
Fidelity Sustainable Core Plus Bond Fund (a)	488,798	4,575,151
TOTAL BOND FUNDS (Cost $8,668,465)		8,733,069

Domestic Equity Funds - 39.6%
	Shares	Value ($)
Fidelity Sustainable U.S. Equity ETF (a)	154,810	4,372,500
Fidelity U.S. Sustainability Index Fund (a)	370,075	10,143,762
TOTAL DOMESTIC EQUITY FUNDS (Cost $11,055,490)		14,516,262

International Equity Funds - 36.3%
	Shares	Value ($)
Fidelity International Sustainability Index Fund (a)	351,447	4,969,462
Fidelity Sustainable Emerging Markets Equity Fund (a)	234,135	2,371,789
Fidelity Sustainable International Equity Fund (a)	547,340	5,955,058
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $10,930,805)		13,296,309

Short-Term Funds - 0.3%
	Shares	Value ($)
Fidelity Sustainable Low Duration Bond Fund (a) (Cost $106,007)	10,322	106,211

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $30,760,767)	36,651,851
NET OTHER ASSETS (LIABILITIES) - 0.0%	803
NET ASSETS - 100.0%	36,652,654

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	55,276	55,276	16	-	-	-	-	0.0%
Total	-	55,276	55,276	16	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Inflation-Protected Bond Index Fund	2,075,298	1,199,361	635,193	54,201	(14,918)	15,705	2,640,253	284,510
Fidelity International Sustainability Index Fund	3,789,862	1,783,109	889,169	90,870	(11,418)	297,078	4,969,462	351,447
Fidelity Long-Term Treasury Bond Index Fund	741,042	1,267,005	390,863	34,167	(12,505)	(87,014)	1,517,665	163,542
Fidelity Sustainable Core Plus Bond Fund	3,622,009	1,942,809	939,521	120,803	(5,520)	(44,626)	4,575,151	488,798
Fidelity Sustainable Emerging Markets Equity Fund	1,525,621	1,219,941	542,004	25,409	(8,045)	176,276	2,371,789	234,135
Fidelity Sustainable International Equity Fund	4,053,232	2,497,705	979,360	76,667	(5,096)	388,577	5,955,058	547,340
Fidelity Sustainable Low Duration Bond Fund	346,304	110,230	350,811	449	8,694	(8,206)	106,211	10,322
Fidelity Sustainable U.S. Equity ETF	3,453,800	950,477	208,473	60,490	(10,212)	186,908	4,372,500	154,810
Fidelity U.S. Sustainability Index Fund	8,023,866	4,803,402	3,229,765	111,330	(49,314)	595,573	10,143,762	370,075
	27,631,034	15,774,039	8,165,159	574,386	(108,334)	1,520,271	36,651,851

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.